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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             MORGAN FUNSHARES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                             MORGAN FUNSHARES, INC.

                         ------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 16, 1998

                         ------------------------------

     NOTICE IS HEREBY GIVEN that a Special Meeting (the "Special Meeting") of Shareholders of Morgan FunShares, Inc. (the "Fund") will be held at 1301 East Ninth St., 36th Floor, Cleveland, Ohio at 9:00 A.M. local time on Monday, February 16, 1998 for the following purposes:

     1. To consider and act upon a proposal to amend the Articles of Incorporation to increase the amount of authorized common shares, without par value, of the Fund, from 1,000,000 shares to 1,200,000 shares.

     2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Shareholders of record as of the close of business on January 14, 1998 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Catherine Kantorowski
                                          Secretary

Cleveland, Ohio
January 30, 1998

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING.

                         ------------------------------

                                PROXY STATEMENT

                         ------------------------------

     The accompanying proxy is solicited by the Board of Directors of Morgan FunShares, Inc. (the "Fund") for use at a Special Meeting of its Shareholders, to be held at 1301 East Ninth St., 36th Floor, Cleveland, Ohio at 9:00 A.M., local time on Monday, February 16, 1998.

     This proxy statement and form of proxy were first sent to Shareholders on or about the date stated in the accompanying Notice of Special Meeting of Shareholders.

     Shareholders of record as of the close of business on the record date January 14, 1998, are entitled to vote at the Special Meeting or any adjournment thereof. As of that date, 587,995 common shares of the Fund were outstanding, each of which is entitled to one vote at the Special Meeting.

     The Amendment to the Fund's Articles of Incorporation will be approved if a majority of all outstanding shares entitled to vote are cast in favor of approval.

     This proxy statement and form of proxy is being mailed to shareholders on or about January 30, 1998.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of December 31, 1997, the beneficial ownership of the Fund's issued and outstanding Common Stock (on the basis of 587,995 shares outstanding), including the stock ownership of each person who, to the Fund's knowledge, owns over 5% of the Fund's outstanding Common Stock, each of the directors and officers of the Fund, and the percentage which the shares owned constitute of the total shares outstanding.

                                    AMOUNT OF BENEFICIAL       PERCENT OF CLASS
        NAME, POSITION &                OWNERSHIP OF         (BASED ON # OF SHARES
  ADDRESS OF BENEFICIAL OWNERS        COMMON STOCK (1)       OUTSTANDING 12/31/97)
--------------------------------    --------------------     ---------------------
J. Martin Erbaugh                            2,700                     (2)
  Director
  5122 Darrow Road
  Hudson, OH 44236
Burton D. Morgan                           290,000                    49.3%
  Chairman and Director
  Park Place
  10 West Streestboro
  Hudson, OH 44236

Robert F. Pincus                             4,250                     (2)
  President and Director
  1301 East Ninth St.
  36th Floor
  Cleveland, OH 44114

William K. Cordier                               0                       0
  Director
  349 Aurora
  Hudson, OH 44236

Keith A. Brown                                   0                       0
  Director
  30400 Detroit Road,
  Suite 203
  Westlake, OH 44145

                                    AMOUNT OF BENEFICIAL       PERCENT OF CLASS
        NAME, POSITION &                OWNERSHIP OF         (BASED ON # OF SHARES
  ADDRESS OF BENEFICIAL OWNERS        COMMON STOCK (1)       OUTSTANDING 12/31/97)
--------------------------------    --------------------     ---------------------
James M. Hojnacki                                0                       0
  Director
  1111 Superior Ave.
  Cleveland, OH 44144

James Onorato                                  400                     (2)
  Vice President and Director
  6559 Wilson Mills Rd.,
  Suite 102
  Cleveland, OH 44143

Catherine Kantorowski                        2,000                     (2)
  Secretary
  Park Place
  10 West Streetsboro St.
  Hudson, OH 44236

Luke E. Sims                                39,100                     6.6%
  777 E. Wisconsin Ave.
  Suite 3700
  Milwaukee, Wisconsin 53202

---------------

(1) Includes shares, if any, held by or for a spouse or minor children or as trustee. Unless otherwise indicated, the director, officer or 5% shareholder possesses sole investment and voting power in respect of these shares.

(2) Constitutes less than 1% of outstanding Shares.

AMENDMENT TO ARTICLES OF INCORPORATION

     At the Special Meeting, the Shareholders are being requested to approve an amendment to the Fund's Articles of Incorporation for the purpose of increasing the total number of shares of Common Stock the Fund is authorized to issue. The Fund's current Articles of Incorporation (the "Articles") authorize the Fund to issue 1,000,000 common shares, without par value. On October 27, 1997, the Board of Directors of the Fund authorized an amendment to the Articles to increase the authorized number of shares to 1,200,000 common shares.

  Reason for the Amendment

     On August 22, 1997, The NASDAQ Stock Market received approval from the Securities and Exchange Commission to change its NASDAQ SmallCap Continued Listing Requirements. These new requirements for continued listing on NASDAQ will become effective on February 23, 1998. The new listing requirements require a company to have a public float of 500,000 shares. Public float is defined as shares that are not held directly or indirectly by any officer or director of the issuer and by any other person who is the beneficial owner of more than 10 percent of the total shares outstanding. Currently, the Fund's public float is approximately 328,645 shares.

     The principal purpose of the proposed amendment to the Articles is to authorize 200,000 additional shares of Common Stock which will be available for the Board of Directors of the Fund to declare a 2-for-1 stock split. A 2-for-1 stock split would create 1,175,990 shares outstanding. The public float would be increased to 657,290 shares, thus, meeting the new listing requirement.

     No shareholder is entitled to any preemptive rights with respect to the Fund's Common Stock. If the amendment is approved by the Shareholders, no further vote of the Shareholders will be required prior to the Fund's issuance of Common Stock in accordance with the Company's Articles of Incorporation, as amended, except as may be required by applicable law.

  Text of Amendment

     Under the proposed amendment, Article Fourth of the Articles of Incorporation would be amended as follows:

        "FOURTH: The Corporation shall be authorized to issue 1,200,000 common shares, without par value."

     If the proposed amendment is approved, the Fund intends to file the amendment to the Articles of Incorporation with the Secretary of State of Ohio as soon as is reasonably practicable after such approval is obtained.

          THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION.

  Other Matters

     The Fund knows of no business to be brought before the Special Meeting except as set forth above. If, however, any other matters properly come before the Special Meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment.

  Proposals of Security Holders

     Proposals of shareholders intended to be presented at the Annual Meeting of the Fund in 1998 had to be received by the Fund no later than December 4, 1997 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The mailing address of the Fund is 10 West Streetsboro St., Hudson, Ohio 44236.

  Revocation of Proxies

     Any person giving a proxy has power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. In addition, a shareholder present at the Special Meeting may withdraw his proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted for the amendment to the Articles of Incorporation to increase the authorized shares.

  Solicitation of Proxies

     Proxies will be solicited by mail and may also be solicited in person or by telephone by Officers or Directors of the Fund. The cost of preparing and mailing this statement and the accompanying form of notice and proxy will be borne by the Fund.

     Although neither Ohio law nor the Articles of Incorporation or Code of Regulations of the Fund specifically provide for such matters, the Fund's policy and practice is that (i) properly executed proxies that are marked "abstain" or are held in "street name" by brokers that are not voted on one or more proposals (if otherwise voted on at least one proposal) will be counted for purposes of determining whether a quorum has been achieved at the Special Meeting, and (ii) abstentions and broker non-votes will not be treated as either a vote for any of the proposals to which such abstention or broker non-vote applies.

                                          By Order of the Board of Directors

                                          Catherine Kantorowski,
                                          Secretary

January 30, 1998

                             MORGAN FUNSHARES, INC.

PROXY         Special Meeting of Shareholders -- February 16, 1998         PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Burton D. Morgan and J. Martin Erbaugh, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Morgan FunShares, Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders held at 1301 East Ninth St., 36th Floor, Cleveland, Ohio on February 16, 1998 at 9:00 A.M. local time, and any adjournment thereof.

1. Proposal to amend the Articles of Incorporation to increase the amount of authorized Common Stock, without par value, from 1,000,000 shares to 1,200,000 shares.

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and matters incident to the conduct of the Special Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1. PLEASE VOTE PROMPTLY.

          1. TO APPROVE THE AMENDMENT TO THE ARTICLES OF INCORPORATION

For     Against     Abstain
[ ]       [ ]         [ ]

DO YOU PLAN TO ATTEND THE SPECIAL MEETING

       Yes         No

         [ ]         [ ]
                                          Dated:
                                            ------------------------------------

                                          Signature(s) of Shareholder(s)

                                          Please sign exactly as name appears in
                                          the box on the left. When signing as
                                          attorney, executor, administrator,
                                          trustee or guardian, please give your
                                          title as such. If a corporation,
                                          please sign in full corporate name by
                                          president or other authorized officer.
                                          If a partnership, please sign
                                          partnership name by authorized person
                                          as a joint account, please provide
                                          both signatures.

                                          --------------------------------------
                                          Print Name of Shareholder

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Print Shareholder Name if held jointly

                                          --------------------------------------
                                          Signature if held jointly